The E.I.I. Realty Securities Fund prospectus is being revised to reflect the Fund’s adviser’s agreement to waive a portion of it’s advisory fee and/or reimburse expenses of the Fund to the extent necessary to keep the annual expenses of the Fund’s Institutional Class shares from exceeding 0.80% of average daily net assets.

E.I.I. Realty Securities Trust

E.I.I. Realty Securities Fund

Supplement dated October 1, 2007
to the Prospectus dated February 1, 2007

The section entitled “E.I.I. Realty Securities Fund — Fund Expenses” beginning on page 11 of the Prospectus is hereby replaced with the following:

E.I.I. Realty Securities Fund — Fund Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Domestic Fund:

Shareholder Fees
(fees paid directly from your investment as a percentage of the offering price)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Maximum Deferred Sales Charge	None
Redemption Fees	None
Exchange Fees	None
Maximum Account Fee	None

You may be charged additional fees if you purchase, exchange or redeem shares through a broker or agent.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets as a percentage of average daily net assets)

Institutional Shares
Investment Advisory Fees	0.75%
Administration Fees	0.15%
Rule 12b-1 Distribution Fees	0.00%
Other Expenses	0.34%
Total Fund Operating Expenses *	1.24%

*Until further notice to shareholders, the Adviser has voluntarily agreed to waive a portion of its investment advisory fee and/or absorb the expenses of the Domestic Fund to the extent necessary to keep the annual expenses of the Fund’s Institutional Class shares to not more than 0.80% of those shares’ average daily net assets.  To the extent that the Adviser waives investment advisory fees and/or absorbs expenses of the Fund, it may seek payment of a portion of or all such amounts waived or absorbed at any time within three fiscal years after the fiscal year in which such fees were waived or absorbed, subject to the 0.80% expense limitation stated above.  The Adviser may terminate this voluntary arrangement at any time.

Example
This Example is intended to help you compare the cost of investing in the Domestic Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Domestic Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Domestic Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

Please retain this Supplement with your Prospectus for future reference.